UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 1, 2018

QUADRANT 4 SYSTEM CORPORATION
(Exact name of Registrant as Specified in its Charter)

Illinois	33-42498	65-0254624
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

10300 W. Charleston Blvd., Suite 13-312
Las Vegas, NV		89135
(Address of Principal Executive Offices)		(Zip Code)

(855) 995-7367
Registrant’s telephone number, including area code
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.03          Bankruptcy or Receivership.

As previously reported by Quadrant 4 System Corporation (the “Company”), the Company filed a voluntary petition for relief commencing a case under Chapter 11 of the United States Bankruptcy Code, 11 U.S.C. § 101 et seq. (the “Bankruptcy Code”), designated as Case Number 17-19689 (the “Chapter 11 Case”) in the United States Bankruptcy Court for the Northern District of Illinois, Eastern Division (the “Bankruptcy Court”).  As previously reported, the Company subsequently caused its wholly-owned subsidiary, Stratitude, Inc. (“Stratitude”) to file a voluntary petition for relief commencing a case under Chapter 11 of the Bankruptcy Code, designated as Case Number 17-30724 (the “Stratitude Chapter 11 Case”) in the Bankruptcy Court.  Since that time, the Company and Stratitude have operated as debtors-in-possession under the Bankruptcy Code.  The Chapter 11 Case and the Stratitude Chapter 11 Case are jointly administered.  The Company, with the assistance of its restructuring consulting firm and its investment banking firm, has sold all of its business operations and substantially all of its assets, and substantially all of the business operations and assets of Stratitude, and distributed the net proceeds to their secured creditors.  Other than operating cash and an account receivable of $7 million designated for assignment to the Company’s senior secured lender, BMO Harris Bank, N.A., under the Plan (as defined below), the Company’s and Stratitude’s sole remaining assets are certain potential causes of action as summarized below.

On June 5, 2018, the Bankruptcy Court entered an Order Approving Form and Manner of Notice and Establishing Dates for Hearing on Adequacy of Disclosure Statement and Filing of Any Objections Thereto (Docket No. 417) (the “Order”).  The Order includes the Bankruptcy Court’s approval of a Notice of Hearing to Approve Disclosure Statement and Plan Confirmation Procedures (the “Notice”) to be sent to all creditors and other interested parties regarding a proposed Disclosure Statement (Docket No. 408) (as may be amended from time to time, the “Disclosure Statement”) for Joint Plan of Liquidation of Quadrant 4 System Corporation and Stratitude, Inc. and the Official Committee of Unsecured Creditors (Docket No. 407) (as may be amended from time to time, the “Plan”), which has been jointly filed by the Company, Stratitude and the Official Committee of Unsecured Creditors in the Chapter 11 Case and Stratitude Chapter 11 Case (the “Committee”).

Under the Plan as proposed, shareholders are not expected to receive or retain any distribution in respect of their shares, due to the amounts of the superior claims of the Company’s secured and unsecured creditors. The Plan as proposed will, if confirmed by the Bankruptcy Court, provide for, among other things: (a) the resignation of all officers and directors of the Company, (b) the winding up and eventual dissolution of the Company, and (c) the creation of a liquidating trust under the direction of a newly appointed liquidating trustee for the retention and preservation of various causes of action on the part of the Company and Stratitude, which may (though not necessarily will) include, without limitation, if any, preferential transfers; fraudulent transfers; breaches of fiduciary duties; aiding and abetting breaches of fiduciary duties; piercing the corporate veil; conversion; fraud; negligence; negligent misrepresentation; waste of corporate assets; malpractice; breach of contract; subrogation; and equitable subordination of claims.  Neither the Company nor the Committee have yet specifically identified and analyzed the potential causes of action, nor have any lawsuits been filed by or on behalf of the Company with respect to the causes of action.  Moreover, under the Plan, any causes of action against certain directors of the Company have been designated for assignment to BIP Quadrant 4 System Debt Fund I, LLC, the Company’s junior secured lender (“BIP”).  Any net proceeds from such director causes of action shall first be applied to satisfy the claims of BIP, with the remaining proceeds, if any, remitted to the liquidating trust for payment to unsecured creditors. Even after resolution of the foregoing causes of action, management continues to believe that there will not be sufficient proceeds, after payment of administrative expenses, secured creditors and unsecured creditors, to make any distributions to its shareholders.

As noted in the Order and the Notice, the Bankruptcy Court will hold a hearing on July 12, 2018 on the adequacy of the information contained in the Disclosure Statement.  Objections with respect the adequacy of the information contained in the Disclosure Statement must be filed with the Bankruptcy Court no later than July 10, 2018.  If the Disclosure Statement is approved by the Bankruptcy Court, the Company anticipates receiving authorization to send the Plan to its creditors for voting, at which time, notice of a hearing to be scheduled to consider the outcome of the voting and the confirmation of the Plan will be sent to creditors together with the Plan, voting materials, and the Disclosure Statement, as approved.

The foregoing description of the terms of the Order, the Notice and the Plan does not purport to be a complete description of all of terms of the Order, the Notice and the Plan, and is qualified in its entirety by reference to the full text of such documents, copies of which are attached to this report and incorporated herein by reference.

All filings in the Chapter 11 Case and the Stratitude Chapter 11 Case, including the Disclosure Statement, may be obtained from the Office of the Clerk of the U.S. Bankruptcy Court, 219 South Dearborn Street, Room 713, Chicago, Illinois 60604 or through its website via PACER (https://ecf.ilnb.uscourts.gov/). Such information is not incorporated by reference into this report.

Item 2.01.          Completion of Acquisition or Disposition of Assets.

The disclosures set forth in Item 1.01 above are incorporated herein by reference.

Item 9.01.          Financial Statements and Exhibits.

Exhibit No.	Description of Exhibit

2.1	Order Approving Form and Manner of Notice and Establishing Dates for Hearing on Adequacy of Disclosure Statement and Filing of any Objections Thereto entered June 5, 2018
2.2	Notice of Hearing to Approve Disclosure Statement and Plan Confirmation Procedures approved June 5, 2018
2.3	Joint Plan of Liquidation of Quadrant 4 System Corporation and Stratitude, Inc. and the Official Committee of Unsecured Creditors filed June 1, 2018

Forward-Looking Statements
This Current Report on Form 8-K contains certain statements that are “forward-looking statements.” Those statements may include statements regarding the intent, belief or current expectations of the Company or its officers with respect to the Company’s liquidation process, among other matters. These forward-looking statements are based on a number of assumptions and currently available information, and are subject to a variety of risks and uncertainties. Although the Company believes that the assumptions on which the forward-looking statements contained herein are based are reasonable, any of those assumptions could prove to be inaccurate given the inherent uncertainties as to the occurrence or nonoccurrence of future events. There is no assurance that the forward-looking statements contained in this Current Report will prove to be accurate. The inclusion of a forward-looking statement herein should not be regarded as a representation by the Company that its objectives will be achieved.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUADRANT 4 SYSTEM CORPORATION

By:	/s/ Robert Steele
Robert H. Steele, Chief Executive Officer

Date: July 2, 2018

Index to Exhibits
Exhibit No.	Description of Exhibit

2.1	Order Approving Form and Manner of Notice and Establishing Dates for Hearing on Adequacy of Disclosure Statement and Filing of any Objections Thereto entered June 5, 2018
2.2	Notice of Hearing to Approve Disclosure Statement and Plan Confirmation Procedures approved June 5, 2018
2.3	Joint Plan of Liquidation of Quadrant 4 System Corporation and Stratitude, Inc. and the Official Committee of Unsecured Creditors filed June 1, 2018